EnTrust Multi-Strategy Master Fund

Supplement dated February 5, 2015 to the Prospectus dated March 28, 2014, as supplemented

This Supplement updates certain information contained in the above-dated Prospectus for EnTrust Multi-Strategy Master Fund (the “Fund”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

Effective February 5, 2015, this Supplement updates the Prospectus to reflect changes to the terms governing the Fund’s repurchase offers. Among other changes, each Shareholder may tender all or a portion of their Shares pursuant to repurchase offers and will no longer be required to maintain a “Minimum Non-Tendered Amount” (as defined in the Prospectus).

Accordingly, the Prospectus is hereby revised as follows:

All references to the “Minimum Non-Tendered Amount” in the Prospectus are deleted in their entirety.

The Prospectus is revised by replacing the fourth sentence of the second paragraph of the section beginning on page 6 of the Prospectus captioned “Summary of Terms” and sub-captioned “Purchase of Shares” with the following:

An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

The Prospectus is revised by replacing the third and fourth sentences of the first paragraph of the section beginning on page 8 of the Prospectus captioned “Summary of Terms” and sub-captioned “Repurchase of Shares by the Fund” with the following:

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required minimum account balance is maintained.

The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Other Risks — Closed-End Fund; Liquidity Risks” and “Repurchases and Transfers of Shares.”

The Prospectus is revised by replacing the fifth sentence of the second paragraph of the section beginning on page 8 of the Prospectus captioned “Summary of Terms” and sub-captioned “Repurchase of Shares by the Fund” with the following:

The first offer to repurchase to repurchase Shares from Shareholders is expected to occur on or about October 1, 2015.

The Prospectus is revised by deleting the third, fourth and fifth sentences of the section on page 49 of the Prospectus captioned “Other Risks” and sub-captioned “Closed-end Fund; Liquidity Risks” in their entirety.

The Prospectus is revised by replacing the fourth sentence of the first paragraph of the section beginning on page 59 of the Prospectus captioned “Purchases of Shares” and sub-captioned “Purchase Terms” with the following:

An investor who misses one or both of these deadlines may have the effectiveness of its investment in the Fund delayed until the following month.

The Prospectus is revised by replacing the third and fourth sentences of the first paragraph of the section beginning on page 60 of the Prospectus captioned “Repurchases and Transfers of Shares” and sub-captioned “Repurchases of Shares” with the following:

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required minimum account balance is maintained.

The Prospectus is revised by replacing the fifth paragraph of the section beginning on page 60 of the Prospectus captioned “Repurchases and Transfers of Shares” and sub-captioned “Repurchases of Shares” with the following:

The first offer to repurchase to repurchase Shares from Shareholders is expected to occur on or about October 1, 2015.

The Prospectus is revised by replacing the fourth bullet point of the ninth paragraph of the section beginning on page 60 of the Prospectus captioned “Repurchases and Transfers of Shares” and sub-captioned “Repurchases of Shares” with the following:

•	The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested redemptions of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount redeemed by the Fund from the Investment Funds.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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